Exhibit77 (q)(1)(a)(1)

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               ING PARTNERS, INC.

         ING Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act")

         SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is Ten Billion, Seven Hundred Million (10,700,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Ten Million, Seven Hundred Thousand Dollars ($10,700,000);

         THIRD: A majority of the Board of Directors of the Corporation adopted resolutions classifying and designating Three Hundred Million (300,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation, under the authority contained in the charter of the Corporation, as additional shares of the following Classes (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Class                                                                                  Shares Allocated
-------------                                                                                  ----------------
ING Oppenheimer Global Portfolio - Initial Class                                                  150,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class                            150,000,000

         FOURTH:

         Section 4.1 A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         The shares of ING Oppenheimer Global Portfolio - Initial Class shall represent an investment in a common investment portfolio.

         The shares of ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class shall represent an investment in a common investment portfolio.

         Section 4.2 A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each common investment portfolio of the Corporation (each hereinafter referred to as a "Portfolio") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

                  (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

                  (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

                  (iii) The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

                  (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

         FIFTH: (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------
ING American Century Large Company Value Portfolio - Initial Class                                 100,000,000
ING American Century Large Company Value Portfolio - Adviser Class                                 100,000,000
ING American Century Large Company Value Portfolio - Service Class                                 100,000,000
ING American Century Select Portfolio - Initial Class                                              100,000,000
ING American Century Select Portfolio - Adviser Class                                              100,000,000
ING American Century Select Portfolio - Service Class                                              100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                                     100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                                     100,000,000
ING American Century Small Cap Value Portfolio - Service Class                                     100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                                               100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                                               100,000,000

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------

ING Baron Small Cap Growth Portfolio - Service Class                                               100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial Class                                         100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                                        100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                                        100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                                               100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                                               100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                                               100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                                              100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                                              100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                                              100,000,000
ING Fundamental Research Portfolio - Initial Class                                                 100,000,000
ING Fundamental Research Portfolio - Adviser Class                                                 100,000,000
ING Fundamental Research Portfolio - Service Class                                                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                                      100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                                      100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                                         100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                                         100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                                         100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                                       100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                                       100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                                       100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                                               100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                                               100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                                               100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                                            100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                                            100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                                            100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                                                 100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                                                 100,000,000
ING OpCap Balanced Value Portfolio - Service Class                                                 100,000,000
ING Oppenheimer Global Portfolio- Initial Class                                                    100,000,000
ING Oppenheimer Global Portfolio- Adviser Class                                                    100,000,000
ING Oppenheimer Global Portfolio- Service Class                                                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                                         100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                                         100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                                         100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                                   100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                                   100,000,000
ING PIMCO Total Return Portfolio - Service Class                                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                                   100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class                                   100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class                                   100,000,000

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------

ING Salomon Brothers Fundamental Value Portfolio - Service Class                                   100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class                                    100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class                                    100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class                                    100,000,000
ING Solution 2015 Portfolio - Initial Class                                                        100,000,000
ING Solution 2015 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2015 Portfolio - Service Class                                                        100,000,000
ING Solution 2025 Portfolio - Initial Class                                                        100,000,000
ING Solution 2025 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2025 Portfolio - Service Class                                                        100,000,000
ING Solution 2035 Portfolio - Initial Class                                                        100,000,000
ING Solution 2035 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2035 Portfolio - Service Class                                                        100,000,000
ING Solution 2045 Portfolio - Initial Class                                                        100,000,000
ING Solution 2045 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2045 Portfolio - Service Class                                                        100,000,000
ING Solution Income Portfolio - Initial Class                                                      100,000,000
ING Solution Income Portfolio - Adviser Class                                                      100,000,000
ING Solution Income Portfolio - Service Class                                                      100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class                             100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class                             100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class                             100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                                          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                                          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                                          100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                                            100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                                            100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                                            100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                                                  100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                                                  100,000,000
ING Van Kampen Comstock Portfolio - Service Class                                                  100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                                         100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                                         100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                                         100,000,000

for a total of nine billion, three hundred million (9,300,000,000) shares classified into separate classes of Capital Stock, with one billion, four hundred million (1,400,000,000) being unclassified.

         (b) After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------
ING American Century Large Company Value Portfolio - Initial Class                                 100,000,000
ING American Century Large Company Value Portfolio - Adviser Class                                 100,000,000
ING American Century Large Company Value Portfolio - Service Class                                 100,000,000
ING American Century Select Portfolio - Initial Class                                              100,000,000
ING American Century Select Portfolio - Adviser Class                                              100,000,000
ING American Century Select Portfolio - Service Class                                              100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                                     100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                                     100,000,000
ING American Century Small Cap Value Portfolio - Service Class                                     100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                                               100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                                               100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                                               100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial Class                                         100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                                        100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                                        100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                                        100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                                               100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                                               100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                                               100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                                              100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                                              100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                                              100,000,000
ING Fundamental Research Portfolio - Initial Class                                                 100,000,000
ING Fundamental Research Portfolio - Adviser Class                                                 100,000,000
ING Fundamental Research Portfolio - Service Class                                                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                                      100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                                      100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                                         100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                                         100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                                         100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                                       100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                                       100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                                       100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                                               100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                                               100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                                               100,000,000

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------

ING MFS Capital Opportunities Portfolio - Initial Class                                            100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                                            100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                                            100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                                                 100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                                                 100,000,000
ING OpCap Balanced Value Portfolio - Service Class                                                 100,000,000
ING Oppenheimer Global Portfolio- Initial Class                                                    250,000,000
ING Oppenheimer Global Portfolio- Adviser Class                                                    100,000,000
ING Oppenheimer Global Portfolio- Service Class                                                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                                         100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                                         100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                                         100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                                   100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                                   100,000,000
ING PIMCO Total Return Portfolio - Service Class                                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                                   100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                                   100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class                                   100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class                                   100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Service Class                                   100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class                                    100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class                                    100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class                                    100,000,000
ING Solution 2015 Portfolio - Initial Class                                                        100,000,000
ING Solution 2015 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2015 Portfolio - Service Class                                                        100,000,000
ING Solution 2025 Portfolio - Initial Class                                                        100,000,000
ING Solution 2025 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2025 Portfolio - Service Class                                                        100,000,000
ING Solution 2035 Portfolio - Initial Class                                                        100,000,000
ING Solution 2035 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2035 Portfolio - Service Class                                                        100,000,000
ING Solution 2045 Portfolio - Initial Class                                                        100,000,000
ING Solution 2045 Portfolio - Adviser Class                                                        100,000,000
ING Solution 2045 Portfolio - Service Class                                                        100,000,000
ING Solution Income Portfolio - Initial Class                                                      100,000,000
ING Solution Income Portfolio - Adviser Class                                                      100,000,000
ING Solution Income Portfolio - Service Class                                                      100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class                             250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class                             100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class                             100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                                          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                                          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                                          100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                                            100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                                            100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                                            100,000,000

Name of Class                                                                                    Shares Allocated
-------------                                                                                    ----------------

ING Van Kampen Comstock Portfolio - Initial Class                                                  100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                                                  100,000,000
ING Van Kampen Comstock Portfolio - Service Class                                                  100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                                         100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                                         100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                                         100,000,000

for a total of nine billion, six hundred million (9,600,000,000) shares classified into separate classes of Capital Stock, with one billion, one hundred million (1,100,000,000) being unclassified.

         The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, ING Partners, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Assistant Secretary as of the 21st day of July, 2005.


WITNESS:                                           ING PARTNERS, INC.



/s/ Theresa K. Kelety                              /s/ Robert S. Naka
----------------------                             ------------------
Name:  Theresa K. Kelety                           Name:  Robert S. Naka
Title: Assistant Secretary                         Title: Senior Vice President

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